Exhibit 13.2

CERTIFICATION

OF CHIEF FINANCIAL OFFICER OF ABB LTD,

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 20-F for

the fiscal year ended December 31, 2020 of
ABB Ltd (the “Company”) as filed with the U.S. Securities

and Exchange Commission (the “Commission”) on the
date hereof (the “Report”) and pursuant to 18 U.S.C. §1350,

as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, I, Timo

Ihamuotila,

Chief Financial Officer of the Company,

certify, that, to my
knowledge:
(1) the

Report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities
Exchange Act of 1934, as amended; and
(2) the

information contained in the Report fairly presents, in

all material respects, the
financial condition and results of operations of the

Company.
Dated: February 25, 2021
By: /s/ T
IMO
I
HAMUOTILA
Timo Ihamuotila
Chief Financial Officer
(principal financial officer)